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                                                                    EXHIBIT 10.1


DELPHI

                               DELPHI CORPORATION

                                LIFETIME CONTRACT



1.       PURCHASE OF PRODUCT

LEXINGTON RUBBER GROUP, INC. ACTING THROUGH ITS LEXINGTON CONNECTOR SEALS DIVISION ("Seller") agrees to sell, and DELPHI CORPORATION ACTING THROUGH ITS DELPHI PACKARD ELECTRIC DIVISION ("Buyer") agrees to purchase ONE HUNDRED PERCENT (100%) of Buyer's production and service requirements for the products set forth on the attached schedules (each referred to as a "Product" and collectively referred to as the "Products").

2.       TERM

With respect to each Product listed on Attachment A, the term of this Contract is from NOVEMBER 22, 2004, through DECEMBER 31, 2009, and with respect to each Product listed on Attachment B, the term of this Contract is from November 22, 2004, through the date set forth on Attachment B.

3.       PRICES

The per unit price of each Product for each period during the term of this Contract is set forth on Attachment A or Attachment B, as appropriate. All prices will be F.O.B. BUYER'S PLANT for all shipments from Seller's Vienna, Ohio, facility to Buyer's Warren, Ohio, facilities and F.O.B. SELLER'S PLANT for all other shipments.

Buyer and Seller will use their best efforts to implement cost savings and productivity improvements in order to reduce Seller's costs of supplying each Product.***

No price increases (including any decrease of the scheduled price reductions) will be made on account of (i) Seller's failure to achieve any expected cost savings or

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*** Represents omitted text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.



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productivity improvements or (ii) any increases in Seller's labor, materials, overhead and other costs, provided that prices will be adjusted upward or downward by 100% of any change in the prices of materials that Seller is directed to utilize by Buyer from the prices in effect as of August 19, 2004. In the event that Buyer agrees to any other price Increases (or a decrease of any scheduled price reductions) with respect to any Product, then, notwithstanding anything to the contrary set forth in this Contract, the pricing of each Product will be reduced (in addition to any scheduled price reductions) by an amount equal to one hundred percent (100%) of any subsequent net cost savings achieved by Seller with respect to such Product until aggregate price reductions on account of Seller's cost savings equal any price increases previously agreed to by Buyer. If there are engineering changes in respect of any of the Products the prices of such Products will be based upon cost variances off current business with agreement of divisional buyer, whether the part number stays the same or changes.

4.       ***

5.       PURCHASE ORDERS

All Products will be ordered by Buyer, and delivered by Seller, in accordance with written purchase orders (including related delivery releases and shipping instructions) issued by Buyer from time to time during the term of this Contract. Buyer's General Terms and Conditions (effective March 2004) are hereby incorporated into this Contract by reference ***. The General Terms and Conditions (together with any revision made a part of this Contract) shall be construed, to the extent possible, as consistent with the terms and conditions set forth in this Contract and as cumulative, provided, however, that if such construction is unreasonable or if the General Terms and Conditions


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*** Represents omitted text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.



                                       2
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conflict with the terms and conditions of this Contract, the terms and conditions set forth in this Contract shall control.

6.       ***

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*** Represents two and one half pages of omitted text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.



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EXECUTED by Buyer and Seller as of NOVEMBER 22, 2004.

BUYER                                        SELLER:
DELPHI CORPORATION                           LEXINGTON RUBBER GROUP, INC.
ACTING THROUGH ITS                           ACTING THROUGH ITS
DELPHI PACKARD ELECTRIC DIVISION             LEXINGTON CONNECTOR SEALS DIVISION


By:  /s/ Joseph A. Simon                     By: /s/ Warren Delano
   -----------------------------                -------------------------------
Name: Joseph A. Simon                        Name: Warren Delano
     ---------------------------                  -----------------------------
Title: Sr. Buyer                             Title: President
      --------------------------                   ----------------------------












                                       5.

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                                                                        11/22/04

ATTACHMENT A

***



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*** Represents four and one half pages of omitted text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.




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                                                                        11/22/04

ATTACHMENT B

***


--------
*** Represents omitted text which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.